EXHIBIT 99.1

INDEPENDENT COMMUNITY BANK

FINANCIAL STATEMENTS

December 31, 2006 and 2005

INDEPENDENT COMMUNITY BANK

TEQUESTA, FLORIDA

FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

REPORT OF INDEPENDENT AUDITORS

Board of Directors and Shareholders

Independent Community Bank

Tequesta, Florida

We have audited the accompanying balance sheets of Independent Community Bank as of December 31, 2006 and 2005, and the related statements of income, changes in shareholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Bank’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Independent Community Bank as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Crowe Chizek and Company LLC

Fort Lauderdale, Florida

March 26, 2007

INDEPENDENT COMMUNITY BANK

BALANCE SHEETS

DECEMBER 31, 2006 AND 2005

(Dollars in thousands, except per share amounts)

	2006	2005
ASSETS
Cash and due from banks	$13,089	$25,345
Federal funds sold	—	1,449
Cash and cash equivalents	13,089	26,794
Securities available for sale	9,831	8,418
Securities held to maturity	2,000	2,000
Loans, net	109,378	107,597
Accrued interest receivable	634	501
Federal Home Loan Bank stock	788	574
Premises and equipment, net	293	311
Other assets	513	206

	$136,526	$146,401

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Noninterest-bearing demand	$15,800	$22,248
Savings, NOW and money market	65,057	94,418
Time	27,814	7,376
Total deposits	108,671	124,042
Federal funds purchased and repurchase agreements	4,092	2,929
Federal Home Loan Bank advances	9,000	7,000
Accrued interest payable and other liabilities	243	262
Total liabilities	122,006	134,233
Shareholders’ equity
Common stock, $5 par value; 2,000,000 shares authorized; 1,090,473 and 1,069,087 shares issued and outstanding	5,452	5,367
Additional paid-in capital	4,955	4,762
Retained earnings	4,236	2,255
Accumulated other comprehensive loss	(123)	(216)
Total shareholders’ equity	14,520	12,168
	$136,526	$146,401

See accompanying notes.

INDEPENDENT COMMUNITY BANK

STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2006 AND 2005

(Dollars in thousands, except per share amounts)

	2006	2005
Interest income
Loans, including fees	$8,782	$6,797
Securities	476	441
Federal funds sold and other	356	279
	9,614	7,517
Interest expense
Deposits	3,258	2,127
Federal funds purchased and repurchase agreements	112	71
Federal Home Loan Bank advances	368	185
	3,738	2,383

Net interest income	5,876	5,134

Provision for loan losses	—	645

Net interest income after provision for loan losses	5,876	4,489

Noninterest income
Service charges on deposit accounts	78	72
Other	105	107
	183	179
Noninterest expense
Salaries and employee benefits	1,688	1,274
Occupancy and equipment	452	388
Professional fees	126	139
Data processing	181	135
Other	504	421
	2,951	2,357

Income before taxes	3,108	2,311

Income taxes	1,127	909

Net income	$1,981	$1,402

See accompanying notes.

INDEPENDENT COMMUNITY BANK

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

YEARS ENDED DECEMBER 31, 2006 AND 2005

(Dollars in thousands, except per share amounts)

			Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
	Common Stock
	Shares	Amount
Balance at January 1, 2005	1,069,087	$5,345	$4,736	$853	$(77)	$10,857

Comprehensive income:
Net income				1,402		1,402
Change in unrealized loss on securities available for sale, net of tax effect					(139)	(139)
Comprehensive income						1,263

Exercise of stock options, including tax benefit of $4	4,398	22	26			48

Balance at December 31, 2005	1,073,485	5,367	4,762	2,255	(216)	12,168

Comprehensive income:
Net income				1,981		1,981

Change in unrealized loss on securities available for sale, net of tax effect					93	93
Comprehensive income						2,074

Issuance of common stock in lieu of directors’ fees	3,198	16	32			48

Exercise of stock options, including tax benefit of $92	13,790	69	161			230

Balance at December 31, 2006	1,090,473	$5,452	$4,955	$4,236	$(123)	$14,520

See accompanying notes.

INDEPENDENT COMMUNITY BANK

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2006 AND 2005

(Dollars in thousands, except per share amounts)

	2006	2005
Cash flows from operating activities
Net income	$1,981	$1,402
Adjustments to reconcile net income to net cash from operating activities
Depreciation and amortization	117	110
Provision for loan losses	—	645
Net amortization of securities available for sale	15	58
Issuance of common stock in lieu of directors’ fees	48	—
Change in:
Deferred income taxes	2	188
Accrued interest receivable and other assets	(498)	51
Accrued interest payable and other liabilities	(19)	140
Net cash from operating activities	1,646	2,594
Cash flows from investing activities
Securities available for sale:
Purchases	(1,996)	—
Principal repayments, calls and maturities	717	2,715
Net increase in loans	(1,781)	(28,665)
Net change in Federal Home Loan Bank stock	(214)	(292)
Purchase of premises and equipment, net	(99)	(152)
Net cash from investing activities	(3,373)	(26,394)
Cash flows from financing activities
Net change in deposits	(15,371)	33,816
Net change in federal funds purchased and repurchase agreements	1,163	166
Net change in short-term Federal Home Loan Bank advances	7,000	1,000
Proceeds from long-term Federal Home Loan Bank advances	—	5,000
Repayment of long-term Federal Home Loan Bank advances	(5,000)	(2,000)
Proceeds from the exercise of stock options, including tax benefit in 2006	230	44
Net cash from financing activities	(11,978)	38,026
Net change in cash and cash equivalents	(13,705)	14,226
Beginning cash and cash equivalents	26,794	12,568
Ending cash and cash equivalents	$13,089	$26,794

Supplemental cash flow information:
Interest paid	$3,683	$2,296
Income taxes paid	1,380	475

See accompanying notes.

INDEPENDENT COMMUNITY BANK

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006 AND 2005

(Dollars in thousands, except per share amounts)

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Independent Community Bank (the “Bank”) is a state-chartered commercial bank with one banking office located in Tequesta, Florida. Its primary deposit products are checking, savings, and term certificate accounts, and its primary lending products are residential mortgage, commercial, and installment loans. Substantially all loans are secured by specific items of collateral including business assets, consumer assets, and commercial and residential real estate. Commercial loans are expected to be repaid from cash flow from operations of businesses. There are no significant concentrations of loans to any one industry or customer; however, the customers’ ability to repay their loans is dependent on the real estate and general economic conditions in the Bank’s market area.

Use of Estimates

To prepare financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions based on available information. These estimates and assumptions affect amounts reported in the financial statements and the disclosures provided, and actual results could differ. The allowance for loan losses is particularly subject to change.

Cash Flow Reporting

Cash and cash equivalents include cash on hand and deposits with other financial institutions under 90 days. Net cash flows are reported for customer loan and deposit transactions.

Securities

Debt securities are classified as held to maturity and carried at amortized cost when management has the positive intent and ability to hold them to maturity. Debt securities are classified as available for sale when they might be sold before maturity. Equity securities with readily determinable fair values are classified as available for sale. Securities available for sale are carried at fair value, with unrealized holding gains and losses reported in other comprehensive income. Federal Home Loan Bank stock is carried at cost.

Interest income includes amortization of purchase premium or discount. Premiums and discounts on securities are amortized on the level-yield method without anticipating prepayments. Gains and losses on sales are recorded on the trade date and determined using the specific identification method.

Declines in the fair value of securities below their cost that are other than temporary are reflected as realized losses. In estimating other-than-temporary losses, management considers: (1) the length of time and extent that fair value has been less than cost, (2) the financial condition and near term prospects of the issuer, and (3) the Bank’s ability and intent to hold the security for a period sufficient to allow for any anticipated recovery in fair value.

Loans

Loans that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at the principal balance outstanding, net of unearned interest, deferred loan fees and costs, and an allowance for loan losses. Interest income is accrued on the unpaid principal balance. Loan origination fees, net of certain direct origination costs, are deferred and recognized in interest income using the level-yield method without anticipating prepayments.

Interest income on loans is discontinued at the time the loan is 90 days delinquent unless the loan is well-secured and in process of collection. Past due status is based on the contractual terms of the loan. In all cases, loans are placed on nonaccrual or charged-off at an earlier date if collection of principal or interest is considered doubtful.

INDEPENDENT COMMUNITY BANK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2006 AND 2005

(Dollars in thousands, except per share amounts)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

All interest accrued but not received for loans placed on nonaccrual is reversed against interest income. Interest received on such loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

Allowance for Loan Losses

The allowance for loan losses is a valuation allowance for probable incurred credit losses. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance. Management estimates the allowance balance required using past loan loss experience, the nature and volume of the portfolio, information about specific borrower situations and estimated collateral values, economic conditions, and other factors. Allocations of the allowance may be made for specific loans, but the entire allowance is available for any loan that, in management’s judgment, should be charged-off.

The allowance consists of specific and general components. The specific component relates to loans that are individually classified as impaired or loans otherwise classified as substandard or doubtful. The general component covers non-classified loans and is based on historical loss experience adjusted for current factors.

A loan is impaired when full payment under the loan terms is not expected. Commercial and commercial real estate loans are individually evaluated for impairment. If a loan is impaired, a portion of the allowance is allocated so that the loan is reported, net, at the present value of estimated future cash flows using the loan’s existing rate or at the fair value of collateral if repayment is expected solely from the collateral. Large groups of smaller balance homogeneous loans, such as consumer and residential real estate loans, are collectively evaluated for impairment, and accordingly, they are not separately identified for impairment disclosures.

Premises and Equipment

Premises and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the assets’ useful lives on an accelerated basis.

Foreclosed Assets

Assets acquired through or instead of loan foreclosure are initially recorded at fair value when acquired, establishing a new cost basis. If fair value declines subsequent to foreclosure, a valuation allowance is recorded through expense. Costs after acquisition are expensed.

Long-term Assets

Premises and equipment and other long-term assets are reviewed for impairment when events indicate their carrying amount may not be recoverable from future undiscounted cash flows. If impaired, the assets are recorded at fair value.

Loan Commitments and Related Financial Instruments

Financial instruments include off-balance sheet credit instruments, such as commitments to make loans and commercial letters of credit, issued to meet customer financing needs. The face amount for these items represents the exposure to loss, before considering customer collateral or ability to repay. Such financial instruments are recorded when they are funded.

INDEPENDENT COMMUNITY BANK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2006 AND 2005

(Dollars in thousands, except per share amounts)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Stock Compensation

Effective January 1, 2006, the Bank adopted Statement of Financial Accounting Standards (“SFAS”) No. 123(R), Share-based Payment, using the prospective transition method. Accordingly, the Bank was required to begin recording stock-based employee compensation cost using the fair value method starting in 2006. For 2006, adopting this Standard had no effect on net income as the Bank granted no options in 2006.

Prior to January 1, 2006, employee compensation expense under stock options was reported using the intrinsic value method; therefore, no stock-based compensation cost was reflected in net income for the year ending December 31, 2005, as all options granted had an exercise price equal to or greater than the market price of the underlying common stock at date of grant.

Benefit Plans

The Bank sponsors a 401(k) profit sharing plan which is available to all employees electing to participate after meeting certain length-of-service requirements. The Bank's contributions are discretionary and are determined annually. Expense related to the plan in 2006 and 2005 was $1 and $1.

Income Taxes

Income tax expense is the total of the current year income tax due or refundable and the change in deferred tax assets and liabilities. Deferred tax assets and liabilities are the expected future tax amounts for the temporary differences between carrying amounts and tax bases of assets and liabilities, computed using enacted tax rates. A valuation allowance, if needed, reduces deferred tax assets to the amount expected to be realized.

Comprehensive Income

Comprehensive income consists of net income and other comprehensive income. Other comprehensive income includes unrealized gains and losses on securities available for sale, which are also recognized as separate components of equity.

Loss Contingencies

Loss contingencies, including claims and legal actions arising in the ordinary course of business, are recorded as liabilities when the likelihood of loss is probable and an amount or range of loss can be reasonably estimated. Management does not believe there now are such matters that will have a material effect on the financial statements.

Restrictions on Cash

Cash on hand or on deposit with the Federal Reserve Bank of $364 and $538 was required to meet regulatory reserve and clearing requirements at year end 2006 and 2005. These balances do not earn interest.

Dividend Restriction

Banking regulations require maintaining certain capital levels and limit the dividends paid by the bank to shareholders.

INDEPENDENT COMMUNITY BANK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2006 AND 2005

(Dollars in thousands, except per share amounts)

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value of Financial Instruments

Fair values of financial instruments are estimated using relevant market information and other assumptions, as more fully disclosed in a separate note. Fair value estimates involve uncertainties and matters of significant judgment regarding interest rates, credit risk, prepayments, and other factors, especially in the absence of broad markets for particular items. Changes in assumptions or in market conditions could significantly affect the estimates.

Reclassifications

Some items in the prior year financial statements were reclassified to conform to the current presentation.

NOTE 2 – SECURITIES

The amortized cost and fair value of securities at year end were as follows.

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
2006
Available for sale
U.S. Government agencies	$5,981	$2	$(86)	$5,897
Mortgage-backed	2,747	—	(51)	2,696
Corporate	1,300	—	(62)	1,238
Total securities available for sale	$10,028	$2	$(199)	$9,831
Held to maturity
U.S. Government agencies	$2,000	$—	$(71)	$1,929

2005
Available for sale
U.S. Government agencies	$3,979	$—	$(102)	$3,877
Mortgage-backed	3,485	—	(82)	3,403
Corporate	1,300	—	(162)	1,138
Total securities available for sale	$8,764	$—	$(346)	$8,418
Held to maturity
U.S. Government agencies	$2,000	$—	$(53)	$1,947

INDEPENDENT COMMUNITY BANK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2006 AND 2005

(Dollars in thousands, except per share amounts)

NOTE 2 – SECURITIES (Continued)

The fair value of debt securities and carrying amount, if different, at year end 2006 by contractual maturity were as follows. Securities not due at a single maturity date, primarily mortgage-backed securities, are shown separately.

	Held to Maturity		Available for Sale
	Carrying Amount	Fair Value	Fair Value
Due in one year or less	$—	$—	$—
Due from one to five years	—	—	6,554
Due from five to ten years	2,000	1,929	581
Due after ten years	—	—	—
Mortgage-backed	—	—	2,696

Total	$2,000	$1,929	$9,831

No securities were sold during 2006 or 2005.

Securities with a carrying value of approximately $10,189 at year end 2006 and $9,226 at year end 2005 were pledged to secure public funds and repurchase agreements.

Gross unrealized losses, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows.

	Less than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
2006
Available for Sale
U.S. Government agencies	$—	$—	$3,898	$(86)	$3,898	$(86)
Mortgage-backed	922	(13)	1,774	(38)	2,696	(51)
Corporate	—	—	1,238	(62)	1,238	(62)

Held to Maturity
U.S. Government agencies	—	—	1,929	(71)	1,929	(71)

	$922	$(13)	$8,839	$(257)	$9,761	$(270)
2005
Available for Sale
U.S. Government agencies	$971	$(15)	$2,906	$(87)	$3,877	$(102)
Mortgage-backed	—	—	3,402	(82)	3,402	(82)
Corporate	—	—	1,139	(162)	1,139	(162)

Held to Maturity
U.S. Government agencies	—	—	1,947	(53)	1,947	(53)

	$971	$(15)	$9,394	$(384)	$10,365	$(399)

INDEPENDENT COMMUNITY BANK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2006 AND 2005

(Dollars in thousands, except per share amounts)

NOTE 2 – SECURITIES (Continued)

The Bank evaluates securities for other-than-temporary impairment at least on a quarterly basis, and more frequently when economic or market concerns warrant such evaluation. Consideration is given to the length of time and the extent to which the fair value has been less than cost, the financial condition and near-term prospects of the issuer, and the intent and ability of the Bank to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value. In analyzing an issuer’s financial condition, the Bank considers whether the securities are issued by the federal government or its agencies, whether downgrades by bond rating agencies have occurred, and the results of reviews of the issuer’s financial condition.

At year end 2006 and 2005, securities with unrealized losses had depreciated 2.7% and 3.7% from the Bank’s amortized cost basis. These unrealized losses related principally to changes in interest rates. As the Bank has the ability to hold these securities for the foreseeable future since they are classified as either available for sale or held to maturity, no declines were deemed to be other than temporary.

NOTE 3 – LOANS

Year end loans were as follows.

	2006	2005
Commercial	$8,351	$6,873
Commercial real estate	92,662	87,561
Residential real estate	8,085	11,379
Consumer	1,849	3,314
	110,947	109,127
Less:
Net deferred loan fees	(75)	(36)
Allowance for loan losses	(1,494)	(1,494)

	$109,378	$107,597

Loans to certain executive officers, directors and companies with which they are affiliated totaled approximately $2,678 and $3,009 at year end 2006 and 2005.

INDEPENDENT COMMUNITY BANK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2006 AND 2005

(Dollars in thousands, except per share amounts)

NOTE 3 – LOANS (Continued)

Activity in the allowance for loan losses was as follows.

	2006	2005
Beginning balance	$1,494	$824
Provision for loan losses	—	645
Charge-offs	—	—
Recoveries	—	25

Ending balance	$1,494	$1,494

Impaired loans were as follows.
	2006	2005
Year end loans with no allocated allowance for loan losses	$3,085	$—
Year end loans with allocated allowance for loan losses	—	—

	$3,085	$—

Amount of the allowance for loan losses allocated	$—	$—

Average of impaired loans during the year	$237	$—
Interest income recognized during impairment	—	—
Cash-basis interest income recognized	—	—

Impaired loans as of December 31, 2006 consisted of one loan, which was subsequently sold at par in February 2007. No loans were on nonaccrual status or past due over 90 days and still on accrual at year end 2006 or 2005.

NOTE 4 - PREMISES AND EQUIPMENT

Year end premises and equipment were as follows.

	2006	2005
Leasehold improvements	$272	$237
Furniture, fixtures and equipment	981	940
	1,253	1,177
Accumulated depreciation	(960)	(866)

	$293	$311

INDEPENDENT COMMUNITY BANK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2006 AND 2005

(Dollars in thousands, except per share amounts)

NOTE 4 – PREMISES AND EQUIPMENT (Continued)

The Bank leases its office facilities under operating leases. The leases contain annual escalations and have renewal options. Rent expense under these operating leases for 2006 and 2005 was $260 and $218. Rent commitments under these noncancelable operating leases were as follows, before considering renewal options.

2007	$178
2008	184
2009	155
2010	160
2011	165
Thereafter	170

$1,012

NOTE 5 - DEPOSITS

Deposits from principal officers, directors, and their affiliates at year end 2006 and 2005 were $6,033 and $6,240.

Time deposits of $100,000 or more were $19,647 and $5,299 at year end 2006 and 2005.

At year end 2006, scheduled maturities of time deposits were as follows.

2007	$27,045
2008	339
2009	—
2010	410
2011	20

$27,814

NOTE 6 - FEDERAL HOME LOAN BANK ADVANCES

At year end, advances from the Federal Home Loan Bank were as follows.

	2006	2005

Fixed-rate advance, 2.13%, due March 2006	$—	$1,000
Fixed-rate advance, 3.87%, due May 2006	—	1,000
Fixed-rate advance, 4.10%, due November 2006	—	1,000
Fixed-rate advance, 5.64%, due January 2007	3,000	—
Fixed-rate advance, 5.43%, due April 2007	2,000	—
Fixed-rate advance, 4.25%, due May 2007	1,000	1,000
Fixed-rate advance, 5.45%, due May 2007	3,000	—
Convertible, variable-rate advance until May 2006,
3.87%, due May 2010	—	3,000

	$9,000	$7,000

Each advance is payable at its maturity date with a prepayment penalty at the option of the Federal Home Loan Bank. The advances were collateralized by a blanket pledge of substantially all of the Bank’s loan portfolio at year end 2006.

INDEPENDENT COMMUNITY BANK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2006 AND 2005

(Dollars in thousands, except per share amounts)

NOTE 7 – INCOME TAXES

Income tax expense was as follows.

	Current	Deferred	Total
2006
Federal	$951	$1	$952
State	174	1	175

	$1,125	$2	$1,127

2005
Federal	$621	$161	$782
State	100	27	127

	$721	$188	$909

Effective tax rates differ from federal statutory rate of 34% applied to income before income taxes due to the following.

	2006	2005

Federal statutory rate times financial statement income	$1,057	$785
Effect of:
State taxes, net of federal benefit	115	84
Other	(45)	40

	$1,127	$909

Year end deferred tax assets and liabilities were due to the following.

	2006	2005
Deferred tax assets
Allowance for loan losses	$467	$467
Unrealized loss on investment securities available for sale	74	130
Depreciation	26	—
	567	597
Deferred tax liabilities
Accrual to cash conversion	(193)	(144)
Loan origination costs	(59)	(76)
Other	—	(4)
	(252)	(224)

Net deferred tax asset	$315	$373

INDEPENDENT COMMUNITY BANK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2006 AND 2005

(Dollars in thousands, except per share amounts)

NOTE 8 – STOCK OPTIONS

Certain key employees and directors of the Bank have options to purchase shares of the Bank's common stock under its 1999 stock option plan. Under the plan, up to 146,581 shares may be issued. At year end 2006, 1,004 shares remained available for grant. In 2004, the shareholders approved a director stock option plan. Under the 2004 plan, up to 50,760 shares may be issued. At year end 2006, 2,547 shares remained available for grant. In 2006, the shareholders approved the 2006 Stock Option Plan. Under the 2006 plan, up to 46,000 shares may be issued. At year end 2006, all shares remained available for grant. The exercise price is equal to or in excess of the market price at date of grant. The maximum option term is ten years and the options vest over one to four years.

A summary of the activity in the stock option plan for 2006 follows.

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at beginning of year	139,191	$10.53
Granted	—	—
Exercised	(13,790)	10.00
Forfeited or expired	—	—
Outstanding at end of year	125,401	$10.59	6.8 years	$3,037

Exercisable at end of year	119,994	$10.00	6.3 years	$2,977

Information related to the stock option plan during each year follows.

	2006	2005

Intrinsic value of options exercised	$244	$22
Cash received from option exercises	138	44
Tax benefit realized from option exercises	92	4

At year end 2006, there was no unrecognized compensation cost related to nonvested stock options granted under the Bank’s plans.

NOTE 9 – REGULATORY MATTERS

Banks are subject to regulatory capital requirements administered by federal banking agencies. Capital adequacy guidelines and prompt corrective action regulations involve quantitative measures of assets, liabilities, and certain off-balance-sheet items calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgments by regulators. Failure to meet capital requirements can initiate regulatory action.

Prompt corrective action regulations provide five classifications: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized, although these terms are not used to represent overall financial condition. If adequately capitalized, regulatory approval is required to accept brokered deposits. If undercapitalized, capital distributions are limited, as is asset growth and expansion, and capital restoration plans are required. At year end 2006 and 2005, the most recent regulatory notifications categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. There are no conditions or events since that notification that management believes have changed the institution's category.

INDEPENDENT COMMUNITY BANK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2006 AND 2005

(Dollars in thousands, except per share amounts)

NOTE 9 – REGULATORY MATTERS (Continued)

Actual and required capital amounts and ratios are presented below at year end.

	Actual		Minimum Required For Capital Adequacy Purpose		Minimum Required to Be Well Capitalized Under Prompt Corrective Action Regulations
	Amount	Ratio	Amount	Ratio	Amount	Ratio
2006
Total capital (to risk-weighted assets)	$16,130	13.6%	$9,518	8.0%	$11,897	10.0%
Tier 1 capital (to risk-weighted assets)	14,643	12.3	4,759	4.0	7,138	6.0
Tier 1 capital (to average assets)	14,643	11.4	5,144	4.0	6,430	5.0

2005
Total capital (to risk-weighted assets)	$13,859	11.7%	$9,440	8.0%	$11,800	10.0%
Tier 1 capital (to risk-weighted assets)	12,384	10.5	4,720	4.0	7,080	6.0
Tier 1 capital (to average assets)	12,384	9.7	5,112	4.0	6,390	5.0

NOTE 10 - LOAN COMMITMENTS AND OTHER RELATED ACTIVITIES

Some financial instruments, such as loan commitments, credit lines, letters of credit, and overdraft protection, are issued to meet customer financing needs. These are agreements to provide credit or to support the credit of others, as long as conditions established in the contract are met, and usually have expiration dates. Commitments may expire without being used. Off-balance-sheet risk to credit loss exists up to the face amount of these instruments, although material losses are not anticipated. The same credit policies are used to make such commitments as are used for loans, including obtaining collateral at exercise of the commitment.

Commitments at year end were as follows.

	2006	2005

Unused commitments	$20,309	$19,598
Letters of credit	130	558

NOTE 11 – FAIR VALUES OF FINANCIAL INSTRUMENTS

Carrying amount and estimated fair values of financial instruments were as follows at year end.

	2006		2005
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets
Cash and cash equivalents	$13,089	$13,089	$26,794	$26,794
Securities available for sale	9,831	9,831	8,418	8,418
Securities held to maturity	2,000	1,929	2,000	1,947
Loans, net	109,378	109,172	107,597	107,374
Accrued interest receivable	634	634	501	501
Federal Home Loan Bank stock	788	788	574	574
Financial liabilities
Deposits	(108,671)	(108,670)	(124,042)	(124,028)
Federal funds sold and repurchase agreements	(4,092)	(4,092)	(2,929)	(2,929)
Federal Home Loan Bank advances	(9,000)	(8,993)	(7,000)	(6,885)
Accrued interest payable	(80)	(80)	(25)	(25)

INDEPENDENT COMMUNITY BANK

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2006 AND 2005

(Dollars in thousands, except per share amounts)

NOTE 11 – FAIR VALUES OF FINANCIAL INSTRUMENTS (Continued)

The methods and assumptions used to estimate fair value are described as follows.

Carrying amount is the estimated fair value for cash and cash equivalents, Federal Home Loan Bank stock, accrued interest receivable and payable, demand deposits, short-term debt, and variable rate loans or deposits that reprice frequently and fully. Security fair values are based on market prices or dealer quotes, and if no such information is available, on the rate and term of the security and information about the issuer. For fixed rate loans or deposits and for variable rate loans or deposits with infrequent repricing or repricing limits, fair value is based on discounted cash flows using current market rates applied to the estimated life and credit risk. Fair values for impaired loans are estimated using discounted cash flow analysis or underlying collateral values. Fair value of debt is based on current rates for similar financing. The estimated fair value for off-balance-sheet loan commitments is considered nominal.

NOTE 12 – OTHER COMPREHENSIVE INCOME (LOSS)

Other comprehensive income (loss) components and related tax effects were as follows.

	2006	2005

Unrealized holding gains (losses) on available-for-sale securities	$149	$(209)
Reclassification adjustment for gains realized in income	—	—
Net unrealized gains (losses)	149	(209)
Tax effect	(56)	70

Other comprehensive income (loss)	$93	$(139)

NOTE 13 – MERGER AGREEMENT

On November 17, 2006, the Bank entered into an Agreement and Plan of Merger (“Merger Agreement”) with Sun American Bancorp, a single bank holding company organized under the laws of the State of Delaware, and its subsidiary, Sun American Bank, a Florida-chartered commercial bank, whereby the Bank will merge with and into Sun American Bank (“Merger”).

The Merger Agreement provides that at the closing of the Merger, the Bank's shareholders will have their shares canceled and converted into the right to receive either $34.81 in cash or 6.4463 shares of Sun American Bancorp common stock, or a combination thereof at the election of each shareholder, for each share of Bank common stock owned, provided that not more than 42% of the total number of shares of the Bank’s common stock outstanding at the effective time of the Merger may be converted into cash consideration and the remaining outstanding shares will be converted into Sun American Bancorp common stock. Accordingly, each shareholder may receive a combination of cash and shares of Sun American Bancorp common stock that is different than what was elected, depending on the elections made by other Bank shareholders.